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                                                                    EXHIBIT 23.5



              CONSENT OF ALEX SHESHUNOFF & CO. INVESTMENT BANKING


     We hereby consent to the inclusion of our opinion, dated December 17, 1993, in this Registration Statement on Form S-4 of Northern Trust Corporation and to all references to our firm included in this Registration Statement on Form S-4.

                                                   ALEX SHESHUNOFF & CO.
                                                   INVESTMENT BANKING



                                                   By: /s/ Thomas R. Mecredy
                                                       -------------------------
                                                           Thomas R. Mecredy
                                                           Senior Vice President


Austin, Texas
July 25, 1994